Exhibit 10.45

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of October 13, 2005, among XPRESS RECEIVABLES, LLC, a Nevada limited liability company (together with its successors and permitted assigns, “Borrower”), U.S. XPRESS, INC., a Nevada corporation, and XPRESS GLOBAL SYSTEMS, INC., a Georgia corporation, in their capacities as the initial servicers (each, in such capacity, together with its successors and permitted assigns in such capacity, a “Servicer” and collectively, the “Servicers”), THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”), with respect to that certain Loan Agreement dated as of October 14, 2004 by and among the parties hereto (as amended from time to time, the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

BACKGROUND

A.           Borrower has requested certain amendments to the Agreement, and

B.           Lender is willing to agree to such amendments on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual Agreement herein contained, the parties hereto agree as follows:

1.	Amendments.

1.1.        The definition of “Liquidity Termination Date” in the Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity Termination Date” means the earlier to occur of (a) October 12, 2006, as such date may be extended from time to time by the Liquidity Banks in accordance with the Liquidity Agreement, and (b) the occurrence of an Event of Bankruptcy with respect to Lender.

1.2.        The definition of “Scheduled Commitment Termination Date” in the Agreement is hereby amended and restated in its entirety to read as follows:

“Scheduled Commitment Termination Date” means October 12, 2006, as extended from time to time by mutual agreement of the parties hereto.

2.           Representations and Warranties. In order to induce the other parties to enter into this Amendment, Borrower hereby represents and warrants to the other parties as to itself, and each of the Servicers hereby represents and warrants to Administrator and Lender as to itself, that (i) each of its representations and warranties set forth in Article VIII of the Agreement is true and correct on and as of the date hereof, (ii) no Significant Event or Unmatured

Significant Event has occurred and is continuing or shall exist after giving effect to this Amendment, and (iii) no Servicer Event of Default has occurred and is continuing or shall exist after giving effect to this Amendment.

3.            Conditions Precedent. This Amendment shall become effective as of the date hereof when Administrator shall have received counterparts hereof duly authorized and executed by each of the parties hereto.

4.            Continuing Effect. Except as expressly amended above, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5.            Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.            Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

7.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

8.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

XPRESS RECEIVABLES, LLC

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Manager

U.S. XPRESS, INC.

By: /s/ Ray M. Harlin                                                               _

Name: Ray M. Harlin

Title:	Assistant Secretary

XPRESS GLOBAL SYSTEMS, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Assistant Secretary

THREE PILLARS FUNDING LLC

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By: /s/ James R. Bennison

Name: James R. Bennison

Title: Managing Director

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